UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 10670, Grand Cayman KY1-1006
Suite 3206B, 45 Market Street, Gardenia Court
Camana Bay, Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code: (345) 640-9050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 6, 2008, Garmin Ltd. issued a press release announcing that its Board of Directors has approved the payment of a 2008 annual cash dividend in the amount of $0.75 per share. The dividend is payable to shareholders of record on December 1, 2008 and will be paid on December 15, 2008. Garmin Ltd. also announced in the press release that its Board of Directors approved a share repurchase program authorizing Garmin Ltd. to purchase up to 10 million common shares of Garmin Ltd. as market and business conditions warrant.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Press Release dated June 6, 2008 (furnished pursuant to Item 8.01).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 6, 2008	/s/ Andrew R. Etkind
Andrew R. Etkind
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 6, 2008 (furnished pursuant to Item 8.01).

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